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                                                                    EXHIBIT 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 2000 relating to the financial statements and financial statement schedule of ArthroCare Corporation, which appears in ArthroCare Corporation's Annual Report on Form 10-K for the year ended January 1, 2000.


/s/ PricewaterhouseCoopers LLP

San Jose, California
February 26, 2001

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